Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or
         Rule 14a-12

                     The Herzfeld Caribbean Basin Fund, Inc.
                     ---------------------------------------
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

                     THE HERZFELD CARIBBEAN BASIN FUND, INC.

                      -------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 18, 2004

                      -------------------------------------


                                                                  MIAMI, FLORIDA
                                                                 AUGUST 31, 2004

TO THE STOCKHOLDERS OF
      THE HERZFELD CARIBBEAN BASIN FUND, INC.:

      The Annual Meeting of Stockholders of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") will be held on November 18, 2004, at 2:00 p.m. Eastern time, at the offices of Kaufman, Rossin & Co., P.A., 2699 S. Bayshore Drive, Miami, FL 33133, for the following purposes:

      (1)   the election of one Class II director; and

      (2) to transact such other business as may properly come before the meeting and any adjournments thereof.

      The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each stockholder is invited to attend the Annual Meeting of Stockholders in person. Stockholders of record at the close of business on August 20, 2004, have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted.


                                 CECILIA GONDOR

                                    Secretary




--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
            NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RETURNING YOUR PROXY PROMPTLY. YOUR PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

--------------------------------------------------------------------------------

                     THE HERZFELD CARIBBEAN BASIN FUND, INC.
                      P.O. BOX 161465, MIAMI, FLORIDA 33116

                                 PROXY STATEMENT
                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                NOVEMBER 18, 2004

      This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Kaufman, Rossin & Co., P.A., 2699 S. Bayshore Drive, Miami, FL 33133, on November 18, 2004 at 2:00 p.m Eastern time.

      Proxies may be solicited by mail, telephone, telegraph and personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees to forward proxy material to the beneficial owners of stock of record. You may revoke your proxy at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund. This proxy statement is expected to be distributed to stockholders on or about August 31, 2004.

      THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE NOMINEE FOR DIRECTOR AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

      On August 20, 2004, the date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 1,677,636 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

      At the Annual Meeting, a quorum shall consist of the holders of a majority of the outstanding shares of the Common Stock of the Fund entitled to vote at the meeting. If a quorum is present, a plurality of all votes cast at the Annual Meeting shall be sufficient for the election of a director (Proposal 1). Under Maryland law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting, but will be treated as votes not cast, and therefore, will not be counted for purposes of determining whether matters to be voted upon at the Annual Meeting have been approved.

      THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JUNE 30, 2004, AND THE MOST RECENT SEMI-ANNUAL REPORT PRECEDING THE ANNUAL REPORT TO ANY STOCKHOLDER REQUESTING SUCH REPORTS.

      REQUESTS FOR THE ANNUAL REPORT OR SEMI-ANNUAL REPORT SHOULD BE MADE IN WRITING TO THE FUND AT THE ADDRESS SET FORTH ABOVE OR BY CALLING THE SECRETARY OF THE FUND, CECILIA GONDOR, AT 800-854-3863 OR 305-271-1900.

                              ELECTION OF DIRECTOR
                                  (PROPOSAL 1)

      One director is to be elected at the Annual Meeting. Pursuant to the Fund's By-Laws, the directors are classified into three classes with respect to the year of expiration of their terms of office. Because the Fund's Class II director's term of office will expire in 2004, the Annual Meeting is being held for the election of that director. The Class I and Class III directors' terms of office will expire in 2006 and 2005, respectively.

      If authority is granted on the accompanying proxy card to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of the nominee named below, who has consented to being named in the proxy statement and to serve if elected. If a nominee is unavailable to serve for any reason, the person named as proxy will vote for such other nominee or nominees selected by the Board of Directors, or the Board may reduce the number of directors as provided in the Fund's By-Laws. The Fund currently knows of no reason why the nominee listed below would be unable or unwilling to serve if elected.

      As of August 31, 2004, the Fund's Board of Directors consisted of five members. The Class II director of the Fund, Ms. Ann S. Lieff, is the only nominee for election, and her current term as director will expire on the date of the Annual Meeting or when her successor is elected and qualifies. The nominee would serve until her successor has been elected and qualified.

      Certain information regarding the nominee as well as the current directors and executive officers of the Fund is set forth below.

NOMINEE FOR DIRECTOR - "INDEPENDENT PERSON"


Name, Address, Age      Position(s)   Term of Office and   Principal Occupation(s) Number of Portfolios       Other
                           Held      Length of Time Served   During Past 5 Years    In Complex Overseen   Directorships
                         with Fund                                                      by Director      held by Nominee
------------------------------------------------------------------------------------------------------------------------------
Ann S. Lieff             Director     1998 to present       President of the Lieff Company,   1         Hastings
c/o The Herzfeld Caribbean                                  a management consulting firm                Entertainment, Inc.;
Basin Fund, Inc.                                            that offers business solutions,             Claire's Stores, Inc.;
PO Box 161465                                               strategies and CEO mentoring to             Mayors Jewelers,
Miami, FL 33116                                             corporations and women/family               Inc.
Age: 52                                                     owned businesses, 1998-present;
                                                            former CEO Spec's Music 1980-
                                                            1998, a retailer of recorded music.

CURRENT DIRECTORS AND OFFICERS

Name, Address, Age      Position(s)   Term of Office and   Principal Occupation(s)    Number of Portfolios       Other
                           Held      Length of Time Served   During Past 5 Years       In Complex Overseen   Directorships
                         with Fund                                                         by Director     Held by Director
------------------------------------------------------------------------------------------------------------------------------
OFFICERS:

THOMAS J. HERZFELD*     President,      1993 to present      Chairman and President of          2     The Cuba Fund, Inc.
PO Box 161465           Chairman,                            Thomas J. Herzfeld & Co., Inc.,          (in registration)
Miami, FL  33116        Director                             a broker dealer, and
Age: 59                                                      Thomas J. Herzfeld Advisors, Inc.

CECILIA L. GONDOR       Secretary,      1993 to present      Executive Vice President of              N/A
PO Box 161465           Treasurer                            Thomas J. Herzfeld & Co., Inc.,
Miami, FL  33116                                             a broker dealer, and
Age: 42                                                      Thomas J. Herzfeld Advisors, Inc.

INDEPENDENT DIRECTORS:

ANN S. LIEFF            Director        1998 to present      President of the Lieff Company, a  1     Hastings
c/o The Herzfeld Caribbean                                   management consulting firm that          Entertainment, Inc.;
Basin Fund, Inc.                                             offers business solutions, strategies    Claire's Stores, Inc.;
PO Box 161465                                                and CEO mentoring to corporations        Mayors Jewelers,
Miami, FL  33116                                             and women/family-owned businesses, Inc.
Age: 52                                                      1998-present; former CEO Spec's
                                                             Music 1980-1998, a retailer of
                                                             recorded music.

MICHAEL A. RUBIN        Director        2002 to present      Partner of Michael A. Rubin P.A.,  1     Margo Caribe, Inc.
c/o The Herzfeld Caribbean                                   attorney at law; Broker, Oaks
Basin Fund, Inc.                                             Management & Real Estate Corp., a
PO Box 161465                                                real estate corporation
Miami, FL  33116
Age: 62

ALBERT L. WEINTRAUB     Director        1999 to present      Senior Partner of Weintraub,       1     None
c/o The Herzfeld Caribbean                                   Weintraub; of counsel Orshan
Basin Fund, Inc.                                             et al, attornies; Chairman of
PO Box 161465                                                E-Lysium Transaction Systems,
Miami, FL  33116                                             Inc., an application service provider
Age: 74                                                      of transaction processing,  billing
                                                             and payment systems

* An "interested person" (as defined in the Investment Company Act of 1940) of the Fund because he/she is an officer and employee of the Fund's investment adviser.

OWNERSHIP OF FUND SECURITIES BY DIRECTORS

INTERESTED DIRECTOR

                                                    DOLLAR RANGE                     NUMBER OF             PERCENT
NAME                                           OF EQUITY IN THE FUND**             SHARES HELD**         OF CLASS**
----------------------------------------------------------------------------------------------------------------------
Thomas J. Herzfeld                                  Over $100,000                     56,400                3.36%

INDEPENDENT DIRECTORS

Ann S. Lieff                                        $1 - $10,000                       1,666                0.10%
Michael A. Rubin                                    $1 - $10,000                       1,000                0.06%
Albert L. Weintraub                                 $1 - $10,000                        500                 0.03%

All directors and executive officers
as a group (five persons)                                N/A                          59,566                3.55%

**as of July 31, 2004

      The Board of Directors of the Fund held four regular meetings during the Fund's fiscal year ended June 30, 2004. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of each committee of which he or she was a member.

AUDIT COMMITTEE

      The Audit Committee of the Board currently consists of Messrs. Weintraub and Rubin, and Ms. Lieff, none of whom is an "interested person" of the Fund. Each member of the Audit Committee is considered independent under the applicable NASD listing standards. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto. The Audit Committee reviews the scope of the audit by the Fund's independent auditors, confers with the auditors with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of auditors for the Fund.

AUDIT COMMITTEE REPORT

      The Audit Committee met once during the fiscal year ended June 30, 2004, and has reviewed and discussed the Fund's audited financial statements with Fund management. Further, the Audit Committee has discussed with Kaufman, Rossin & Co., P.A., the Fund's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and a letter from Kaufman, Rossin & Co., P.A. required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Kaufman, Rossin & Co., P.A. their independence. Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for filing with the U.S. Securities and Exchange Commission for the fiscal year ended June 30, 2004.


                                              Albert L. Weintraub
                                              Ann S. Lieff
                                              Michael A. Rubin

NOMINATING COMMITTEE

      The Board has a Nominating Committee comprised solely of independent directors which consists of Messrs. Weintraub and Rubin, and Ms. Lieff. The Nominating Committee is responsible for reviewing and recommending qualified candidates in the event that a directorship is vacated or created, and operates under a written charter, a copy of which is attached hereto. The Nominating Committee will not consider nominees recommended by stockholders. Each member of the Nominating Committee is an independent director under the rules promulgated by the National Association of Securities Dealers. The Nominating Committee believes that candidates for director should have certain minimum qualifications, including (i) the ability to apply good business judgment and must be in a position to properly exercise their duties of loyalty and care;
(ii) proven leadership capabilities, high integrity and moral character, significant business experience and a high level of responsibility within their chosen fields; (iii) the ability to quickly grasp complex principles of business, finance, international transactions and the regulatory environment in which investment companies must operate; and (iv) the ability to read and understand basic financial statements, however the committee retains the right to modify these minimum qualifications from time to time. In general, candidates will be preferred who hold an established senior or executive level position in business, finance, law, education, research or government. The committee's process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors' overall service to the Fund during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Fund, if any, during their term, and confirms their independence if applicable. In the case of new director candidates, the committee first determines whether the nominee must be independent for purposes of The Nasdaq Stock Market and whether the candidate must be considered a disinterested director under the Investment Company Act. In either case, determinations are based upon the Fund's charter and bylaws, applicable securities laws, the rules and regulations of the SEC, the rules of the National Association of Securities Dealers, and the advice of counsel, if necessary. The committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee then meets to discuss and consider such candidates' qualifications and recommend the nominee. The Nominating Committee held one meeting during the last fiscal year.

      Stockholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board correspondence should be addressed to the Secretary of the Fund, Attention Board of Directors. All such correspondence should be sent c/o the Fund at P.O. Box 161465, Miami, Florida, 33116.

      The Fund pays those directors who are not "interested persons" of the Fund $1,000 per year in addition to $400 for each meeting of the Board attended, plus reimbursement for expenses. Such fees totaled $7,800 for the fiscal year ended June 30, 2004.

      The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended June 30, 2004, is set forth in the compensation table below. Mr. Herzfeld receives no direct compensation for his services on the Fund's Board.

                                                                                                      TOTAL COMPENSATION
                                   AGGREGATE       PENSION OR RETIREMENT          ESTIMATED           FROM FUND AND FUND
    NAME OF PERSON AND           COMPENSATION        BENEFITS ACCRUED          ANNUAL BENEFITS          COMPLEX PAID TO
    POSITION WITH FUND           FROM THE FUND   AS PART OF FUND EXPENSES      UPON RETIREMENT             DIRECTORS
----------------------------------------------------------------------------------------------------------------------------
Thomas J. Herzfeld*                   $0                    $0                       $0                       $0
President and Director

Ann S. Lieff                        $2,600                  $0                       $0                     $2,600
Director

Albert L. Weintraub                 $2,600                  $0                       $0                     $2,600
Director

Michael A. Rubin                    $2,600                  $0                       $0                     $2,600
Director

*"Interested person" of the Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.


      The Fund does not have a formal policy regarding attendance by directors at annual meetings of stockholders but encourages such attendance. All members of the Board attended the Fund's 2003 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE SOLE NOMINEE FOR DIRECTOR.

ADDITIONAL INFORMATION

      HERZFELD/CUBA (the "Adviser"), a division of Thomas J. Herzfeld Advisors, Inc., with offices at The Herzfeld Building, P.O. Box 161465, Miami, Florida 33116, serves as the Fund's investment adviser pursuant to an Investment Advisory Contract dated June 24, 1993. The Adviser also provides certain administration services to the Fund, but the Fund has no formal administrative contract. Mr. Herzfeld, a director of the Fund, is an executive of the Adviser.

      Thomas J. Herzfeld & Co., Inc., P.O. Box 161465, Miami, Florida 33116, acted as Underwriter to the Fund.

      Kaufman, Rossin & Co., P.A., 2699 S. Bayshore Drive, Miami, FL 33133, independent auditors, have been selected by the Board as the Fund's independent auditors for the current fiscal year ending on June 30, 2005. A representative of Kaufman, Rossin & Co., P.A. will be present at the meeting and will have the opportunity to respond to appropriate questions from stockholders and to make such statements as desired.

INDEPENDENT AUDITORS' FEES

      The following table sets forth the aggregate fees paid to the independent auditors for the two most recent fiscal years for professional services rendered for: (i) the audit of the annual financial statements and the review of the financial statements included in the Fund's report to stockholders; (ii) assurance and related services; (iii) tax compliance, tax advice, and tax planning; (iv) all other products and services provided to the Fund which included matters related to regulatory issues and preparation of unaudited financial statements.

      Audit Fees     Audit-Related Fees      Tax Fees            All             Fiscal Year-End
                                                             Other Fees
---------------------------------------------------------------------------------------------------
        $20,500              $0               $3,500           $4,682                6/30/04
        $15,500              $0               $3,500           $4,512                6/30/03


      The Fund's Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the Trust's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). At the present time, the Audit Committee has not adopted pre-approval policies and procedures, and would use the second method for pre-approval provided for in its charter.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of August 20, 2004, there were no persons known by the Fund to own beneficially more than 5% of the outstanding shares of the Fund.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's directors, executive officers and certain other persons (collectively, "Reporting Persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of equity securities of the Fund. Reporting Persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

      To the Fund's knowledge, based solely on review of the copies of such reports furnished to the Fund during the fiscal year ended June 30, 2004, all
Section 16(a) filing requirements applicable to the Reporting Persons were complied with.

                              STOCKHOLDER PROPOSALS

      Proposals intended to be presented by stockholders for consideration at the 2005 Annual Meeting of Stockholders must be received by the Secretary of the Fund no later than May 3, 2005, in order to be included in the proxy statement for the meeting. A stockholder who wishes to make a proposal at the 2005 Annual Meeting of stockholders without including the proposal in the Fund's proxy statement must notify the Fund, and the Fund's officers, of such proposal no earlier than August 20, 2005 (90 days prior), and no later than September 19, 2005 (60 days prior, assuming a November 18, 2005 meeting.) If a stockholder fails to give notice by the later date, then the persons named as proxies in the proxies solicited by the Board for the 2005 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal.

      To submit a proposal, a stockholder must own 1% or $2,000 worth of shares of the Fund for at least one year and must own those shares through the date of the 2005 Annual Meeting. Stockholders who qualify may submit only one proposal per Annual Meeting, and the proposal may be no longer than 500 words.


            REPORTS TO STOCKHOLDERS AND FINANCIAL STATEMENTS

      The Annual Report to Stockholders of the Fund, including audited financial statements of the Fund for the fiscal year ended June 30, 2004, is being mailed to stockholders. The Annual Report should be read in conjunction with this Proxy Statement but is not part of the proxy soliciting material. A copy of the Annual Report may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 800-854-3863 or 305-271-1900.


                                  OPEN MATTERS

      Management of the Fund does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.


                                                      By Order of the Directors,

                                                                  Cecilia Gondor
                                                           Treasurer & Secretary
                                         The Herzfeld Caribbean Basin Fund, Inc.


DATED: August 31, 2004

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

                                    EXHIBIT A

                     THE HERZFELD CARIBBEAN BASIN FUND, INC.
                             AUDIT COMMITTEE CHARTER

                                    ARTICLE I
                                     PURPOSE

      The purpose of the Audit Committee (the "Committee") is to assist the Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") in undertaking and fulfilling its oversight responsibilities in connection with:

      (a) reviewing the financial reports and other financial information prepared by the Fund for submission to any governmental or regulatory body or the public and monitoring the integrity of such financial reports;

      (b) reviewing the Fund's systems of internal controls established for finance, accounting, legal compliance and ethics;

      (c) reviewing the Fund's accounting and financial reporting processes generally and the audits of the financial statements of the Fund;

      (d) monitoring compliance with legal regulatory requirements;

      (e) monitoring the independence and performance of the Fund's independent public accountants; and

      (f) providing effective communication between the Board, senior and financial management and the Fund's independent public accountants.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full power and all necessary resources to retain special legal, accounting or other consultants to advise the Committee.


                                   ARTICLE II
                               MEMBERSHIP AND TERM

      2.1. Membership. The Committee shall consist of at least three members of the Fund's Board of Directors. Committee members shall meet the independence requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission ("Commission"). Accordingly,

      (a) The Committee shall be composed entirely of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund;

      (b) Each member of the Committee must be an independent, non-executive Director free from any relationship that, in the judgment of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director;

      (c) Each member of the Committee must not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund or any subsidiary thereof other than in such member's capacity as a Director;

      (d) Each member of the Committee must be financially literate(1) at the time of appointment to the Committee; and

      (e) At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      2.2. Term. Each member of the Committee shall serve until his resignation or he is otherwise removed. Any vacancy occurring in the Committee shall be filled by the remaining Committee members. The members of the Committee will elect a Chairman by formal vote of the Committee's full membership.


                                   ARTICLE III
                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

      The Fund's independent public accountants shall be accountable to the Committee. The Committee will ascertain that the independent public accountants will be available to the full Board at least annually (and more frequently if deemed appropriate by the Committee) to provide the Board with a timely analysis of significant financial reporting issues. The Committee will not engage the independent public accountants to perform any services set forth in Section 10(A)(g) of the Exchange Act.


                                   ARTICLE IV
                                    MEETINGS

      The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require, all in accordance with the Fund's charter and bylaws.

      a. The Committee shall meet at least annually with management of the Fund and with the Fund's independent public accountants to discuss any issues arising from the Committee's oversight obligations.

      b. The Committee shall meet at least annually with the independent public accountants (outside the presence of management) to discuss any issues arising from the Committee's oversight obligations.

      c. The Committee shall meet at least annually with management (outside the presence of the independent public accountants) to discuss management's evaluation of the work performed by the independent public accountants and the appropriateness of their fees.

      d. The Committee shall keep minutes of each meeting and those minutes shall be reported to the Board of Directors.

----------------------
(1) The term "financial literacy" means that a member of the Committee must have the ability to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. The term "financial literacy" does not mean that a member must have a chief financial officer's or accounting practitioner's understanding of generally accepted accounting principals, consistently applied, as adopted in the United State of America by the Financial Accounting Standards Board ("GAAP").

                                    ARTICLE V
                                RESPONSIBILITIES


      The following functions are the common recurring activities of the Committee in carrying out its oversight role. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

      (a) Review and reassess the adequacy of the Committee and this Charter not less than annually and recommend any proposed changes to the Board for consideration and approval.

      (b) Review with management and the independent public accountants the audited financial statements and related footnotes, and the clarity of the disclosures in the financial statements, to be included in the Fund's Annual Report on Form N-CSR and N-SAR, prior to the filing of such forms, and its Annual Report to Shareholders, including a review of major issues regarding accounting and auditing principles and practices and any related party transactions as well as the adequacy of internal controls that could significantly affect the Fund's financial statements, and review and consider with the independent public accountants the matters required to be discussed by Statement on Auditing Standards ("SAS") 61.

      (c) Review with management and the independent public accountants their judgments about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity and transparency of the disclosures in the financial statements.

      (d) Prepare the report required by the rules of the Securities and Exchange Commission regarding the Committee to be included in the Fund's annual proxy statement. The Committee will include a statement within such report on whether the Committee has recommended that the financial statements be included in the Fund's annual Report to Shareholders, and the Fund's Annual Report on Forms N-CSR and N-SAR. The Committee should also ensure that a copy of this Charter is included within the Fund's proxy statement at least once every three years.

      (e) Discuss with management and the independent public accountants the effect of regulatory and accounting initiatives, including pronouncements by the Financial Accounting Standards Board, the Securities and Exchange Commission and other agencies or bodies, on the Fund's financial statements.

      (f) Review disclosures made to the Committee by the Fund's President and Chief Executive Officer and Chief Financial Officer, or the Fund's disclosure committee or any member thereof, during their certification process for Form N-CSR, about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Fund's internal controls.

      (g) Review any relevant financial reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent public accountants.

      (h) Obtain from the independent public accountants their recommendation regarding internal controls and other matters relating to the accounting procedures and the books and records of the Fund and the correction of controls deemed to be deficient. After the completion of the audit, the Committee shall review with the independent public accountants any problems or difficulties the independent public accountants may have encountered.

      (i) Receive periodic reports from the independent public accountants regarding relationships between the independent public accountants and the Fund consistent with Independence Standards Board Standard Number 1. The Committee shall also discuss with the independent public accountants any such disclosed relationships and their impact on the independent public accountants' independence. The Committee shall take appropriate action to ensure the continuing objectivity and independence of the independent public accountants.

      (j) The Committee  shall have the sole authority to appoint or replace the
independent  public  accountants   (subject,   if  applicable,   to  stockholder
ratification).

      (k) The Committee shall be directly responsible for the compensation and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountant regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent public accountants shall report directly to the Committee.

      (l) The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Committee is informed of each service, and
(iii) such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Fund's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit). The Chairman of the Committee will have the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Committee at its next scheduled meeting. The Fund will provide for appropriate funding as determined by the Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

      (m) Adopt procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees, as well as employees of any investment adviser, administrator, principal underwriter or any other provider of accounting related services of or to the Fund, of concerns regarding questionable accounting or auditing matters.

      (n) Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

      (o) Recommend to the Board policies for the Fund's hiring of employees or former employees of the independent public accountants who participated in any capacity in the audit of the Fund.

      (p) Review with the Fund's counsel legal matters that may have a material impact on the financial statements, the Fund's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

      (q) Conduct or authorize investigation into any matters within the Committee's scope of responsibilities with full access to all books, records, facilities and personnel of the Fund and direct access to the independent public accountants. The Committee has the ability to retain, at the Committee's request, special legal, accounting or other consultants, experts or advisors it deems necessary in the performance of its duties.

      (r) Consider such other matters in relation to the financial affairs of the Fund and its accounts, and in relation to the audit of the Fund, as the Committee may, in its discretion, determine to be advisable. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and accurate and are in accordance with the generally accepted accounting principles. This is the responsibility of management and the independent public accountants.

      The Committee recognizes that the Fund's management is responsible for preparing the Fund's financial statements, and the independent public accountants are responsible for auditing or reviewing those financial statements in compliance with applicable law. The Committee also recognizes that management of the Fund and the independent public accountants have more time, knowledge and more detailed information on the Fund than do Committee members. Consequently, in carrying out its oversight responsibility, the Committee will not provide any special assurances as to the Fund's financial statements or any professional certification as to the independent public accountants' work. In addition, it is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent public accountants, or to assure compliance with laws and regulations.

The date of the adoption of this charter by the Audit Committee was February 5, 2004.

The date of the adoption of this charter by the Board of Directors of the Fund was February 5, 2004.


                                    EXHIBIT B

                     THE HERZFELD CARIBBEAN BASIN FUND, INC.
                          NOMINATING COMMITTEE CHARTER

I. BASIC FUNCTION AND PURPOSE

The role of the Nominating Committee is to:

      o     recommend, for the Board's selection, nominees for director;

      o     identify qualified individuals to become Board members; and

      o assist the Board in determining the structure, composition and size of the Board and its committees.

II. ORGANIZATION

A. Membership

      The Nominating Committee (the "Committee") of the Board of Directors (the "Board") of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") shall consist of at least two directors who are "independent directors", as such term is defined in the rules and regulations adopted by the Nasdaq Stock Market
("Nasdaq") and each of whom is not an "interested person" as such term is defined in the Investment Company Act of 1940.

      Membership on the Committee shall be determined annually by the Board upon the recommendation of the Committee. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee shall designate a Chairman of the Committee by majority vote of the full Committee membership. A Secretary of the Committee shall be selected by the Chairman of the Committee. Should any member of the Committee cease to be independent, such member shall immediately resign his or her membership on the Committee. The Board of Directors may remove a member of the Committee in its discretion. The remaining member(s) of the Committee shall have the power to fill any vacancy for the remainder of the term.

B. Meetings

      The Committee shall meet at least once each year. Additional meetings may be scheduled as needed and may be called by the Chairman of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes shall be recorded by the Secretary of the Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting.

III. RESPONSIBILITIES

The Committee, in consultation with the Chairman of the Board and the President, shall:

      o review and make recommendations on the range of skills and expertise which should be represented on the Board, and the eligibility criteria for individual Board and committee membership, which shall be in accordance with the rules and regulations of any governmental or regulatory body exercising authority over the Fund, including, without limitation, the Securities and Exchange Commission and Nasdaq;

      o review and recommend to the Board the appropriate structure of the Board;

      o     lead the Board in its annual review of the Board's performance;

      o     identify  and  recommend   potential   candidates  for  election  or
            re-election to the Board;

      o have authority to retain and terminate search firm to be used to identify director candidates, including sole authority to approve the search firms, fees and other retention terms;

      o     have   authority  to  delegate  any  of  its   responsibilities   to
            subcommittees or individuals as the Committee deems appropriate;

      o have authority to obtain advice and assistance from internal and external legal, accounting or other advisers;

      o review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval;

      o     annually evaluate its own performance; and

      o perform such other functions as the Board may request from time to time.

IV. REPORTING RESPONSIBILITY

      Any action taken by the Committee shall be reported to the Board at the next Board meeting following such action.

      In addition, nomination matters may be discussed in executive session with the full Board during the course of the year.

The date of the adoption of this charter by the Nominating Committee was February 5, 2004

The date of the adoption of this charter by the Board of Directors of the Fund was February 5, 2004.

                                   APPENDIX A

                                                                   February 2004


STATEMENT OF POLICY ON CRITERIA FOR SELECTING DIRECTORS AND NOMINATIONS PROCESS
-------------------------------------------------------------------------------

      The Nominating Committee (the "Committee") has adopted this policy statement in connection with requirements under applicable Nasdaq rules and for purposes of required disclosure under the federal securities laws.

      The Committee believes that all candidates for nomination as a director should meet the following minimum criteria:

      o Candidates must possess the ability to apply good business judgment and must be in a position to properly exercise their duties of loyalty and care.

      o Candidates should exhibit proven leadership capabilities, high integrity and moral character, significant business experience and a high level of responsibility within their chosen fields.

      o     Candidates   should  have  the  ability  to  quickly  grasp  complex
            principles of business, finance, international transactions and the regulatory environment in which investment companies must operate.

      o Candidates should have the ability to read and understand basic financial statements.

      o In general, candidates will be preferred who hold an established senior or executive level position in business, finance, law, education, research or government.

      The Committee intends to follow the process outlined below in selecting director candidates for nomination by the Board:

      o In the case of incumbent directors whose terms of office are set to expire, the Committee will review such directors' overall service to the Fund during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Fund during their term.

            - On the basis of information learned during this process, the Committee will determine which nominee(s) to recommend to the Board to submit for election at the next annual meeting.

      o In the case of new director candidates, the committee will first determine whether the nominee must be independent for Nasdaq purposes and/or whether the candidate must not be considered an "interested person" under the Investment Company Act, which determination will be based upon the Fund's charter and bylaws, applicable securities laws, the rules and regulations of the SEC, the rules of the National Association of Securities Dealers, and the advice of counsel, if necessary.

            - The Committee will then use its and management's network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

            - The Committee will then conduct a process of making a preliminary assessment of each candidate based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information.

            - This information will be evaluated against the criteria set forth above and the specific needs of the Fund at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Fund may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates.

            - On the basis of information learned during this process, the Committee will determine which nominee(s) to recommend to the Board to submit for election at the next annual meeting.

      THE HERZFELD
CARIBBEAN BASIN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                   OF THE HERZFELD CARIBBEAN BASIN FUND, INC.

The undersigned hereby appoints Cecilia Gondor, as attorney, with full powers of substitution, and revocation, to attend the Annual Meeting of Stockholders of The Herzfeld Caribbean Basin Fund, Inc. on November 18, 2004 and any adjournments thereof and thereat to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Stockholders, and upon such other business as may properly come before the meeting or any adjournment thereof.

If said attorney or any substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

                                     |          Date _________________ , 2004
                                     V

              ------------------------------------------------------------------


              ------------------------------------------------------------------
              Sign here exactly as name(s) appear on the left. (SIGN IN THE BOX)


   |                                              |                  CJH600
   V                                              V

                          |   PLEASE FILL IN ONE OF THE BOXES AS SHOWN USING  |
                          V   BLACK OR BLUE INK OR NUMBER 2 PENCIL. |X|       V
                              PLEASE DO NOT USE FINE POINT PENS.

ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF THE NOMINATED DIRECTOR.

                                                             FOR        WITHHELD
                                                           NOMINEE        FROM
                                                                        NOMINEE

1. ELECTION OF DIRECTOR                                      |_|           |_|

   Ann S. Lieff

2. IN HER DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.




             PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD.




   |                                                                 CJH600   |
   V                                                                          V